CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$ 3,977	$ 13,493	$ 4,030
Change in unrealized losses on marketable securities, net of tax:
Gain on marketable securities recognized in OCI	32	12	17
Other comprehensive income related to unrealized loss on marketable securities available-for-sale	32	12	17
Change in unrealized gains (losses) on cash flow hedges:
Gain (loss) on derivatives recognized in OCI	535	(489)	1,739
Loss (gain) on derivatives (effective portion) recognized in income	(291)	245	(1,597)
Other comprehensive income (loss), related to unrealized gains (losses) on cash flow hedges	244	(244)	142
Other comprehensive income (loss)	276	(232)	159
Total comprehensive income	$ 4,253	$ 13,261	$ 4,189